SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2003

SPS TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	1-4416	23-1116110
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Two Pitcairn Place, Suite 200

165 Township Line Road

Jenkintown, Pennsylvania 19046

(Address of principal executive offices) (Zip code)

(215) 517-2000

Registrant’s telephone number, including area code:

ITEM 5. OTHER EVENTS.

On December 4, 2003, Precision Castparts Corp. and SPS Technologies, Inc. (“SPS”) issued a joint press release providing additional information regarding the approximate merger consideration to be received by SPS shareholders. The press release is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired: Not Applicable

(b)	Pro Forma Financial Information: Not Applicable

(c)	Exhibits:

99.1 Joint Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on December 4, 2003

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS TECHNOLOGIES, INC.

Date: December 4, 2003	By:	/s/ WILLIAM M. SHOCKLEY
William M. Shockley Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on December 4, 2003